UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark weather the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

1347 Property Insurance Holdings, Inc., a Delaware corporation (the “Company”), intends to hold a special meeting of stockholders on June 10, 2019. At the special meeting, the Company’s stockholders as of the close of business on April 18, 2019 (the “record date”), will be asked to consider and vote on a proposal to approve the Equity Purchase Agreement, dated as of February 25, 2019, by and among FedNat Holding Company, a Florida corporation, on the one hand, and the Company, Maison Insurance Company, a Louisiana corporation (“Maison”), Maison Managers Inc., a Delaware corporation (“MMI”), and ClaimCor, LLC, a Florida limited liability company (“ClaimCor”), on the other hand (the “Purchase Agreement”), and the transactions contemplated therein, including the sale by the Company of all of the issued and outstanding equity of Maison, MMI and ClaimCor, which constitutes the sale of substantially all of the Company’s assets, for the price, and on the terms and conditions, set forth in the Purchase Agreement, and certain related matters.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K (this “Current Report”) are not based on historical facts, but are forward-looking statements. These statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “evaluate,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These statements reflect the Company’s reasonable judgment with respect to future events and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those in the forward-looking statements.

Such risks and uncertainties include risks or disruptions to the Company’s business as a result of the proposed sale of three of the Company’s subsidiaries, which constitutes the sale of substantially all of the Company’s assets (the “Asset Sale”); the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement governing the terms of the Asset Sale; an inability to complete the Asset Sale due to a failure to obtain the approval of the Company’s stockholders or a failure of any condition to the closing of the Asset Sale to be satisfied or waived by the applicable party; the extent of, and the time necessary to obtain, the regulatory approvals required for the Asset Sale; the Company’s ability to spend or invest the net proceeds from the Asset Sale in a manner that yields a favorable return; potential conflicts of interest of certain of the Company’s executive officers in the Asset Sale; the outcome of any litigation that the Company may become subject to relating to the Asset Sale; an increase in the amount of costs, fees and expenses and other charges related to the Purchase Agreement or the Asset Sale; risks arising from the diversion of management’s attention from the Company’s ongoing business operations; a decline in the market price for the Company’s common stock if the Asset Sale is not completed; a lack of alternative potential transactions if the Asset Sale is not completed; volatility or decline of the shares of FedNat Holding Company common stock to be received by us as consideration in the Asset Sale or limitations on the Company’s ability to sell or otherwise dispose of such shares; risks of being a minority stockholder of FedNat Holding Company if the Asset Sale is completed; disruptions in the Company’s operations from the Asset Sale that prevent the Company from realizing intended benefits of the Asset Sale; risks associated with the Company’s inability to identify and realize business opportunities, and undertaking of any new such opportunities, following the Asset Sale; the Company’s inability to execute on the Company’s reinsurance, investment and investment management strategy; potential loss of value of investments; risk of becoming an investment company; risks of being unable to attract and retain qualified management and personnel to implement and execute on the Company’s growth strategy following completion of the Asset Sale; and risks of the Company’s inability to continue to satisfy the continued listing standards of the Nasdaq Stock Market following completion of the Asset Sale.

Any forward-looking statement speaks only as of the date of this Current Report and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information and Where to Find It

In connection with the Asset Sale, the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a definitive proxy statement and other relevant documents pertaining to the Asset Sale. Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Asset Sale. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to Alliance Advisors LLC, our proxy solicitor, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003, toll-free at 844-876-6187.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the Asset Sale. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the Asset Sale is set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its preliminary proxy statement filed in connection with the Asset Sale, and in subsequent Section 16 reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer